UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Carl G. Gee
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6873
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2021

Item 1. Report to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

  Annual Report – August 31, 2021

Important Notice:
As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Villere Balanced Fund and Villere Equity Fund’s (the “Funds”) shareholder reports are no longer sent by mail, unless you have specifically requested paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Funds’ website (www.villere.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Funds at 866.209.1129.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 866.209.1129.

Villere Funds

Table of Contents

A Message to Our Shareholders	2
Sector Allocations	12
Performance Charts and Analysis	13
Schedules of Investments	15
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Expense Examples	39
Approval of Investment Advisory Agreements	41
Statement Regarding Liquidity Risk Management Program	45
Trustees and Executive Officers	46
Additional Information	52
Privacy Notice	Inside Back Cover

Villere Funds

August 31, 2021

To Our Fellow Shareholders:

The 12-month period ended August 31, 2021 was strong for the Villere Funds, with a favorable backdrop for small- and mid-cap stocks. After the COVID-19 pandemic triggered the worst crash in a generation, unprecedented monetary and fiscal stimulus as well as the vaccine breakthrough sent stocks rallying across the board.

The stock market rally continued during the reporting period as investors remained optimistic about strong economic growth, the Federal Reserve (“Fed”) kept interest rates low and continued its massive monthly bond-buying program, and the development of vaccines. With no viable alternative to stocks, investors turned to areas of the market that had lagged during the initial market rally; value stocks outperformed growth, and small-cap stocks outperformed large-caps. The Russell 2000® Index, which tracks stock performance of small companies, gained 47.08% during the 12-month reporting period, while the large-cap S&P 500® Total Return Index (the “S&P 500® Index”) increased 31.17%. The market saw new highs every month, without even a 5% pullback in the last ten months. Following the Wall Street mantras “don’t fight the Fed” and “the trend is your friend” worked well for investors.

As mentioned, a big part of the story since the market crash last year has been the Fed and its unprecedented support of the markets. While inflation concerns have dominated the markets recently—and the possibility that the Fed could taper its massive monthly bond-buying program and raise interest rates sooner than expected to combat inflation—strong corporate earnings and the reopening of the economy have helped the markets reach all-time highs. The Fed recently raised its expectation for inflation this year, but maintained a stance that the spike in inflation is temporary as the economy is recovering from the pandemic.

With commission-free trading on easy-to-use apps such as Robinhood, retail investors continued to be one of the key themes of the stock market rally as many of them invested their stimulus checks in stocks. “There-is-no-alternative” (to stocks) and “fear-of-missing-out” market psychology also continued to play an important role in market dynamics.

After the Fed signaled it was closely watching inflation pressures, bonds recovered some from a rough start to 2021. The yield on the 10-year U.S. Treasury fell to 1.30% at end of the August, up from 0.72% at the beginning of the reporting period in September 2020, but down from 1.74% at the end of March. The prospect for strong economic growth and increasing concerns

Villere Funds

about higher inflation have pushed down the prices for bonds, which move in the opposite direction from yields. The Bloomberg Intermediate Government/Credit Bond Index (formerly the Bloomberg Intermediate Government/Credit Bond Index) was almost flat for the 12-month period, with a gain of 0.17%.

Villere Balanced Fund – Results

The Villere Balanced Fund (the “Balanced Fund”) gained 25.66% during the 12-month period ended August 31, 2021. In comparison, the Balanced Fund’s benchmark – the Lipper Balanced Funds Index – rose 20.99%. Stock selection and the Fund’s focus on primarily small- and mid-cap stocks helped the Balanced Fund outperform its peers, which tend to hold large-cap stocks. The Balanced Fund held more cash than normal as the stock market reached record levels and valuations were high, and our cash position detracted from the relative performance.

					Since
Average Annual Total Returns					Inception
for Periods Ending 8/31/21	6 Mos.*	1 Year *	5 Years	10 Years	9/30/99
Balanced Fund	6.58%	25.66%	8.53%	8.60%	8.02%
S&P 500® Index	19.52%	31.17%	18.02%	16.34%	7.96%
Lipper Balanced Funds Index	9.87%	20.99%	10.65%	9.47%	6.40%
Bloomberg Intermediate
Government/Credit
Bond Index	0.80%	0.17%	2.75%	2.57%	4.36%

*  Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Balanced Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Balanced Fund was 0.99%. See the Financial Highlights in this report for the most current expense ratio.

Villere Equity Fund – Results

The Villere Equity Fund (the “Equity Fund”) gained 28.63% during the 12-month period ended August 31, 2021. In comparison, the Equity Fund’s benchmarks – the Lipper Mid-Cap Growth Funds Index and the S&P 500® Index – rose 31.58% and 31.17%, respectively, during the period. The Equity

Villere Funds

Fund’s holdings tend to be more diversified in size (market capitalization) and style (growth at a reasonable price) than the funds in the Lipper peer group. The Equity Fund’s outperformance in the first half of the reporting period was aided by stock selection and the strong rally in small-cap stocks and value stocks. The underperformance in the second half was mainly due to larger stocks performing better than smaller stocks. The Equity Fund held more cash than normal as the stock market reached record levels and valuations were high. Our cash position detracted from the relative performance.

				Since
Average Annual Total Returns				Inception
for Periods Ending 8/31/21	6 Mos.*	1 Year	5 Year	5/31/13
Equity Fund	5.95%	28.63%	9.08%	6.23%
S&P 500® Index	19.52%	31.17%	18.02%	15.42%
Lipper Mid-Cap Growth Funds Index	11.23%	31.58%	20.52%	15.97%

*  Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Equity Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Equity Fund was 1.25%. See the Financial Highlights in this report for the most current expense ratio. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.

Villere Balanced Fund – Asset Allocation

The asset allocation in the Balanced Fund was 75.2% in stocks, 18.2% in bonds, and 6.6% in cash at the end of August. As mentioned, the 10-year Treasury yield increased from 0.72% at the beginning of the reporting period in September to 1.30% at the end of August. We still do not believe the bond market is attractive as yields are artificially depressed. In this environment, any return in bonds is likely to come from the interest income generated. Since we mainly use the fixed income component for potential income and stability, we have kept duration short in an effort to reduce risk and are not buying lower rated bonds in search of yield. We held more cash than normal after trimming and selling some holdings as the stock market reached record levels and valuations were high.

Villere Funds

Inside the Portfolios – Equities

Active management, individual company research, and stock selection continue to be central to our process and strategy. Top contributors to performance for both Funds during the 12-month period ended August 31, 2021 included Caesars Entertainment, Inc. (“Caesars”), ON Semiconductors Corp. (“ON”), First Hawaiian, Inc. (“First Hawaiian”), and Pool Corp. (“Pool”). TTEC Holdings, Inc. (“TTEC”) was also a strong contributor in the Equity Fund.

Caesars is now the largest casino-entertainment company in the U.S. and one of the world’s most diversified casino entertainment providers. It operates primarily under the Caesars, Harrah’s, Horseshoe, and Eldorado brand names. All of Caesars’ casinos have reopened since the pandemic. Caesars gained 121.9% during the 12-month period, continuing the sharp rally from the lows in March 2020. The management team has a proven history of quickly deleveraging after acquisitions and exceeding lofty cost reduction expectations. These tight controls on expenses should help make the company’s regional casinos more profitable and the shrinking marketing spend does not seem to affect demand. The profits from the slot machines have been at record-high levels. The explosive growth in U.S. sports betting is also providing momentum, and Caesars’ purchase of William Hill makes it a top contender in online gaming. Municipalities are strapped for cash coming out of the pandemic and legalizing online sports gambling may be a way to bring in additional tax revenue, providing a potential opportunity for Caesars.

ON Semiconductor manufactures and sells semiconductors for various devices worldwide. ON has benefited from the global chip shortage, especially the shortage of automotive chips. The stock gained 107.6% during the 12-month period, and it more than quadrupled since the lows in March of last year. We believe that ON Semiconductor is well-positioned to benefit from the massive 5G cellular buildout over the next several years, as well as benefiting from the trend to increase technology in automobiles, including growth in electric and autonomous vehicles. The 5G wireless transition should continue to lift chipmakers involved in cellular infrastructure and smartphones, and ON makes chips that handle power in wireless base stations. We are also optimistic that ON’s new CEO, Hassane El-Khoury, will be able to make ON more capital efficient.

First Hawaiian is a bank holding company headquartered in Honolulu with the largest banking franchise in Hawaii. First Hawaiian was negatively affected by the halt in tourism during the pandemic and the banking industry was hard-hit by the heightened credit risk. The stock rebounded 75.8% during the

Villere Funds

12-month period, fueled by several positive developments, including the progress on the COVID-19 vaccine. We believe that strong military spending in Hawaii, an increase in tourism, and the geographically isolated loan portfolio provide an investment opportunity in First Hawaiian. It also has an experienced management team, strong business clientele, and is paying a very attractive dividend.

Pool Corp. is one of our long-term holdings. It is the dominant distributor of products for swimming pools. During the pandemic, we have seen consumers spend heavily on their homes and other forms of recreation that do not necessarily involve significant social contact. Pool became a “stay-at-home COVID-19 stock” due to the incredible number of people investing in their homes. The stock rose 51.6% during the 12-month reporting period.  We believe Pool will continue to enjoy not only the spike in swimming pool installations, but also the long-term maintenance spend (chemicals, replacement parts) for these new pools for years to come. About two-thirds of Pool’s sales are repair and maintenance of swimming pools. We continue to like Pool’s growth profile and competitive position.

TTEC is a customer experience (“CX”) technology and services company, primarily focused on offering personalized customer experiences to organizations worldwide. Serving both iconic and disruptive brands, TTEC’s outcome-based solutions span the entire enterprise and touch every virtual interaction channel to improve each step of the customer journey. TTEC has two main business segments, TTEC Digital and TTEC Engage. The Digital segment is the smaller and higher growth business that designs, builds and operates tech-enabled, insight-driven CX solutions The Engage segment is primarily the legacy businesses that effectively outsources call centers and customer relations. The stock gained 93.3% during the 12-month period, fueled by record revenue, profitability, and strong client growth. TTEC also raised its full-year 2021 outlook. We believe TTEC is well positioned to benefit from favorable trends within a large and growing addressable market, and the need for companies to further incorporate digital technology and capabilities into their customer experiences.

There were few detractors from performance as it was a very strong 12-month period for stocks. The exception was eHealth, Inc. (“eHealth”) for both Funds. All other holdings in the portfolio that were held during the whole reporting period generated a positive return. The smallest contribution to the performance of those holdings came from Teleflex, Inc., which was up a modest 1.0%.

Villere Funds

eHealth is a leading online health insurance platform that simplifies the process for consumers to compare and shop for Medicare Advantage plans. eHealth offers more than 10,000 plans from over 180 companies, including many of the nation’s leading health insurance companies. The company has the opportunity to capitalize on the large number of Americans turning 65 every day and the growth in Medicare Advantage. eHealth fell 38.8% during the 12-month period. The company reported revenues below Wall Street expectations during the first part of the reporting period, and then the stock declined further, despite eHealth reporting earnings above expectations in 2021, as investors were concerned about customer retention, or “churn.” eHealth raised its 2021 outlook and earnings guidance, and the company has a debt-free balance sheet and large amount of cash. We believe that eHealth should benefit from investments in Medicare-related marketing initiatives and the shift to online sales.

During the reporting period, we purchased Open Lending Corp. (“Open Lending”), Palomar Holdings, Inc. (“Palomar”), Paya Holdings, Inc. (Paya), ViacomCBS, Porch Group, Inc. (“Porch”), and Freeport-McMoRan, Inc. (“Freeport”) in both Funds.

We trimmed our positions in STERIS PLC, ON Semiconductor, Caesars, Visa, and Pool, and sold both Howard Hughes, Corp. and LKQ Corp. entirely in both Funds. In the Balanced Fund, we added to our position in Abiomed, Inc. and Roper Technologies, and trimmed Ebix and Kearny Financial. In the Equity Fund, we bought more shares of Progressive Corp and eHealth, and trimmed Abiomed.

Open Lending helps automotive lenders offer loans to traditionally underserved borrowers with near-prime credit ratings. Open Lending’s primary offering pairs loan default insurance with its proprietary analytics to allow the lenders to give these car buyers more attractive rates. The company itself is not a lender, and does not provide the insurance coverage, but serves as an intermediary. We expect revenues to grow in excess of 40% per year for the next several years as Open Lending continues to partner with the car companies themselves to boost auto sales.

Palomar is a fast-growing specialty insurer that offers protection for properties at risk from earthquake, wind, and flood. We believe that Palomar uses technology more efficiently than its competitors, and the company has a large exposure to the California earthquake market, where it uses more granular data to more accurately price policies and risk.

Villere Funds

Paya is a leading provider of integrated payment and commerce solutions that help customers accept and make payments, expedite receipt of money, and increase operating efficiencies. Paya serves the middle market, which is underserved at present. Paya’s recent public offering provided cash to expand into the ACH market, an electronic funds-transfer system that facilitates payments which complements the card-based transaction business. ACH is a larger business with higher margins.

We bought ViacomCBS when its shares plummeted as hedge fund Archegos Capital Management and banks it worked with became forced sellers of the stock. We believe the intrinsic value of the company, which includes Paramount Studios, CBS, Nickelodeon, Comedy Central, and BET, is significantly higher than the current share price implies. In addition to the high-quality scripted content it produces, the company is also aggressive in its live television offerings—thus far this year, it has televised the Super Bowl, the Grammy Awards, and the NCAA March Madness basketball tournament. Paramount+, the company’s paid streaming product, has 42 million subscribers, up six million in the second quarter of this year.

We bought Porch and Freeport at the end of August. Porch provides software and services to more than 17,000 home services companies such as home inspectors, moving companies, real estate agencies, utility companies, and warranty companies. Through these relationships, Porch provides a moving concierge service to homebuyers, helping them save time and make better decisions. Porch gains a valuable information advantage which it can use in several innovative ways. Freeport is the largest public copper miner. We believe electric vehicles will see significant growth for a long time, and they use more than twice as much copper as internal combustion engine vehicles. Also, to grow out the infrastructure for the charging network, more copper is needed. We think copper is going to be a strong commodity going forward and Freeport is well positioned to take advantage of that.

Strategy & Outlook

Optimism about the economic recovery, robust labor and housing data, the prospect of more fiscal stimulus, and confidence that the Fed will continue to support the markets have boosted investor sentiment. We recognize that good news is priced into the markets as valuations are at historically elevated levels and the post-pandemic economic recovery continues.

Villere Funds

Big market gains and the potential that the Fed will have to act sooner than investors expect if inflation remains high have led to concerns that investors may have become too complacent. Pullbacks, which are normal during a bull market, have so far been few and minimal in 2021, with the largest drop being less than 4%. While the Fed has started to signal that it may retreat from some of its aggressive bond-buying, as long as the Fed remain accommodative and provides a “backstop” for the markets, we will continue to be constructive and cautiously optimistic about the outlook. The Delta variant of COVID-19 is a concern, but both the world and investors have formulated a pandemic response. The virus is not the unknown quantity it was last year, so we believe the fear-selling we saw during the crash is less likely.

With stock valuations at these levels, there is more risk in the market, so we will continue to take a balanced approach to our holdings. We have generally reduced portfolio risk, will continue to focus on individual companies, and will look to take advantage of select opportunities that any pullback provides.

Bond yields bear watching as they have risen recently amid optimism about the pace of the U.S. economic growth and concerns about higher inflation. Rising interest rates and yields make stocks less attractive. The 10-year Treasury yield is now close to the average yield for the S&P 500® Index.

We think the tech high-flyers that benefitted from the stay-at-home trend are still largely overvalued. While small-caps have had a very good run, we believe in many cases they offer better opportunity than large-caps. Small companies are more closely related to the domestic economy than large companies, which make more profits abroad. Many large companies also need to “buy growth” by acquiring small- and mid-sized companies. With that said, as mentioned, we have taken some risk off the table.

We believe that we are in a stock picker’s market. Rather than simply investing in the “market” via passive ETFs, it is important to carefully select individual stocks and avoid following the herd. We focus on the fundamentals of each business, companies with strong balance sheets and solid management teams that are positioned for growth. We prefer stocks that are more tied to the reopening of the economy, as they tend to perform better in a rising rate scenario than stocks tied to another wave of the pandemic. While we can, and do, purchase shares in larger companies when attractive opportunities arise, we continue to focus on high-quality small- and medium-sized companies with growing profits, reasonable valuations, and strong outlooks.

Villere Funds

Thank you for your continued support and confidence in the Villere Funds.

Sincerely,

St. Denis J. Villere II	George V. Young

St. Denis J. Villere III	Lamar G. Villere, CFA

Footnotes:

The opinions expressed above are those of Villere & Co. and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedules of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their situation. Neither the Funds nor any of its representatives may give legal or tax advice.

The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. The Lipper Mid-Cap Growth Funds Index invest in at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends. The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Bloomberg Intermediate Government/Credit Bond Index measures the performance of the U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years. The Russell 2000® Index is a market capitalization-weighted benchmark index made up of the 2,000 smallest U.S. companies in the Russell 3,000® index.

It is not possible to invest directly in an index.

Mutual fund investing involves risk; loss of principal is possible. Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  The Balanced Fund will invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great

Villere Funds

risk of loss to principal and interest than higher rated securities. The Equity Fund may invest in foreign securities.  Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The Equity Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Past performance is not indicative of future results.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. It is expressed as a number of years.

While the Funds are no-load, advisory and other expenses still apply. Please refer to the Prospectus for more information.

Must be preceded or accompanied by a current prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Villere Funds

SECTOR ALLOCATIONS at August 31, 2021 (Unaudited)

Balanced Fund

Sector	Percent of Net Assets

Finance	20.0%
General Manufacturing	15.6%
Health Care Equipment Manufacturing	15.3%
Private Funds	14.1%
Insurance	9.3%
Mining	6.7%
Money Market Funds	6.6%
Professional, Scientific & Technical Services	6.2%
Computer & Electronic Products	5.5%
Broadcasting	3.5%
Amusement & Recreation	3.1%
Food Manufacturing	3.0%
Transportation & Warehousing	2.6%
Wholesale Trade	1.1%
Internet Retail	0.6%
Utilities	0.5%
General Merchandise Stores	0.3%
Liabilities in Excess of Other Assets	(14.0)%
Total	100.0%

Equity Fund

Sector	Percent of Net Assets

Private Funds	26.3%
Finance	22.1%
General Manufacturing	14.6%
Insurance	12.0%
Money Market Funds	10.1%
Health Care Equipment Manufacturing	9.3%
Computer & Electronic Products	6.8%
Broadcasting	4.6%
Amusement & Recreation	4.4%
Employment Services	4.4%
Medical Equipment & Supplies Manufacturing	4.3%
Transportation & Warehousing	2.7%
Professional, Scientific & Technical Services	2.6%
Mining	2.2%
Liabilities in Excess of Other Assets	(26.4)%
Total	100.0%

Balanced Fund

Hypothetical Value of $10,000 vs S&P 500® Total Return Index, Lipper Balanced Funds Index,
Bloomberg Intermediate Government/Credit Bond Index and
Blended 65%/35% S&P 500® Total Return Index/Bloomberg
Intermediate Government/Credit Bond Index
(Unaudited)

Average Annual Total Returns as of August 31, 2021

				Value of
	One	Five	Ten	$10,000
	Year	Years	Years	(8/31/21)
Balanced Fund	25.66%	8.53%	8.60%	$22,823
S&P 500® Index	31.17%	18.02%	16.34%	$45,424
Lipper Balanced Funds Index	20.99%	10.65%	9.47%	$24,709
Bloomberg Intermediate
Government/Credit Bond Index	0.17%	2.75%	2.57%	$12,889
65%/35% S&P 500® Index/
Bloomberg Intermediate
Government/Credit Bond Index	19.64%	12.74%	11.57%	$29,887

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2011, and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Equity Fund

Hypothetical Value of $10,000 vs S&P 500® Total Return Index and
Lipper Mid-Cap Growth Funds Index
(Unaudited)

Average Annual Total Returns as of August 31, 2021

				Value of
	One	Five	Since	$10,000
	Year	Year	Inception	(8/31/21)
Equity Fund	28.63%	9.08%	6.23%	$16,470
S&P 500® Total Return Index	31.17%	18.02%	15.42%	$32,651
Lipper Mid-Cap Growth Funds Index	31.58%	20.52%	15.97%	$33,970

This chart illustrates the performance of a hypothetical $10,000 investment made on May 31, 2013, (the Fund’s inception) and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2021

Shares		Value
COMMON STOCKS: 73.6%

Amusement, Gambling &
Recreation Industries: 3.1%
61,649	Caesars
	Entertainment,
	Inc.[1]	$6,265,388

Broadcasting: 3.5%
173,225	ViacomCBS,
	Inc. – Class B	7,180,176

Chemical Manufacturing: 4.2%
65,180	Ligand
	Pharmaceuticals,
	Inc.[1,2]	8,623,314

Computer & Electronic
Product Manufacturing: 7.1%
148,585	ON Semiconductor
	Corp.[1]	6,591,231
16,365	Roper
	Technologies,
	Inc.	7,908,877
		14,500,108

Credit Intermediation: 19.8%
60,660	Euronet Worldwide,
	Inc.[1,2]	8,081,732
314,086	First Hawaiian,
	Inc.	8,766,140
587,026	Kearny Financial
	Corp.[2]	7,449,360
194,735	Open Lending
	Corp. – Class A1	7,199,353
265,710	Paya Holdings,
	Inc. – Class A1,2	2,564,101
27,585	Visa, Inc. –
	Class A2	6,319,724
		40,380,410

Health Care Equipment
Manufacturing: 15.3%
23,780	ABIOMED, Inc.[1]	8,654,969
34,025	STERIS PLC	7,315,715
31,685	Stryker Corp.	8,779,913
16,180	Teleflex, Inc.[2]	6,398,543
		31,149,140

Insurance Carriers &
Related Activities: 8.9%
87,864	eHealth, Inc.[1,2]	3,395,943
92,739	Palomar Holdings,
	Inc.[1]	8,327,962
66,520	The Progressive
	Corp.	6,408,537
		18,132,442

Mining: 1.7%
94,930	Freeport-
	McMoRan, Inc.	3,454,503

Professional, Scientific &
Technical Services: 2.1%
148,779	Ebix, Inc.[2]	4,281,860

Publishing Industries: 1.8%
187,565	Porch Group,
	Inc.[1,2]	3,751,300

Sporting & Recreation
Goods: 3.5%
14,312	Pool Corp.	7,074,422

Truck Transportation: 2.6%
29,510	J.B. Hunt
	Transport
	Services, Inc.	5,235,074

TOTAL COMMON STOCKS
(Cost $111,334,549)		150,028,137

PREFERRED STOCKS: 1.5%

Diversified Financials: 1.5%
	B Riley
	Financial, Inc.,
47,800	6.750%	1,235,630
72,000	6.500%	1,897,200
		3,132,830

TOTAL PREFERRED
STOCKS
(Cost $2,995,000)		3,132,830

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2021 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 18.2%

Chemical Manufacturing: 1.3%
	HB Fuller Co.,
	4.000%,
$2,418,000	2/15/27	$2,510,065
	Kimberly-Clark
	Corp.,
	3.200%,
100,000	4/25/29	111,603
		2,621,668

Computer & Electronic
Product Manufacturing: 0.5%
	Alphabet, Inc.,
	0.800%,
1,000,000	8/15/27[2]	978,488

Credit Intermediation: 0.2%
	Visa, Inc.,
	0.750%,
321,000	8/15/27[2]	315,896

Fabricated Metal Product
Manufacturing: 0.5%
	Emerson
	Electric Co.,
	0.875%,
950,000	10/15/26	938,428

Food Manufacturing: 3.0%
	Campbell Soup Co.,
	2.500%,
6,045,000	8/2/22	6,165,095

Furniture Manufacturing: 0.5%
	Leggett &
	Platt, Inc.,
	3.400%,
970,000	8/15/22	990,599

General Merchandise
Stores: 0.3%
	Walmart, Inc.,
	3.400%,
640,000	6/26/23	675,470

Insurance Carriers &
Related Activities: 0.4%
	Reinsurance Group
	of America, Inc.,
	3.900%,
800,000	5/15/29	903,997

Merchant Wholesalers &
Durable Goods: 1.1%
	Avnet, Inc.,
	3.000%,
1,000,000	5/15/31	1,011,317
	Hubbell, Inc.,
	3.500%,
1,045,000	2/15/28	1,154,406
		2,165,723

Nonstore Retailers: 0.8%
	Amazon.com, Inc.,
	1.650%,
1,500,000	5/12/28	1,527,449

Oil & Gas: 5.0%
	Phillips 66,
	4.300%,
10,000,000	4/1/22	10,232,122

Primary Metal
Manufacturing: 0.2%
	Reliance Steel &
	Aluminum Co.,
	1.300%,
490,000	8/15/25	492,024

Professional, Scientific &
Technical Services: 2.5%
	Equifax, Inc.,
	3.300%,
4,995,000	12/15/22	5,142,449

Transportation Equipment
Manufacturing: 1.4%
	Toyota Motor
	Corp.,
	1.339%,
2,900,000	3/25/26	2,941,327

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2021 (Continued)

Principal
Amount		Value
Utilities: 0.5%
	Duke Energy
	Corp.,
	0.900%,
$1,000,000	9/15/25	$994,616

TOTAL CORPORATE
BONDS
(Cost $36,160,629)		37,085,351

Shares
SHORT-TERM
INVESTMENTS: 6.6%

Money Market Funds: 6.6%
13,509,581	Invesco
	Government &
	Agency
	Portfolio –
	Institutional
	Class, 0.026%[3]	13,509,581

TOTAL SHORT-TERM
INVESTMENTS
(Cost $13,509,581)		13,509,581

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 14.1%

Private Funds: 14.1%
28,682,857	Mount Vernon
	Liquid Assets
	Portfolio,
	0.090%[3,4]	28,682,857

TOTAL INVESTMENTS
PURCHASED WITH
CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $28,682,857)		28,682,857

TOTAL INVESTMENTS
IN SECURITIES: 114.0%
(Cost $192,682,616)		232,438,756
Liabilities in Excess of
Other Assets: (14.0)%		(28,496,950)
TOTAL NET
ASSETS: 100.0%		$203,941,806

[1]	Non-income producing security.
[2]	All or portion of this security is out on loan as of August 31, 2021. Total value of securities out on loan is $28,787,009 or 14.1% of net assets.
[3]	Annualized seven-day effective yield as of August 31, 2021.
[4]
At August 31, 2021, the value of securities on loan was greater then the value of collateral held but in the normal daily market-to-market process a collateral increase was requested and received the next day.

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2021

Shares		Value
COMMON STOCKS: 90.0%

Administrative & Support
Services: 4.4%
21,900	TTEC Holdings,
	Inc.	$2,309,574

Amusement, Gambling &
Recreation Industries: 4.4%
22,925	Caesars
	Entertainment,
	Inc.[1,2]	2,329,868

Broadcasting: 4.6%
58,670	ViacomCBS,
	Inc. – Class B	2,431,871

Chemical Manufacturing: 5.1%
20,320	Ligand
	Pharmaceuticals,
	Inc.[1,2]	2,688,336

Computer & Electronic
Product Manufacturing: 9.2%
50,920	ON Semiconductor
	Corp.[1]	2,258,811
5,470	Roper Technologies,
	Inc.	2,643,542
		4,902,353

Credit Intermediation: 22.1%
18,650	Euronet
	Worldwide, Inc.[1]	2,484,739
67,890	First Hawaiian,
	Inc.[2]	1,894,810
128,190	Kearny Financial
	Corp.[2]	1,626,731
71,455	Open Lending
	Corp. –
	Class A1,2	2,641,691
90,570	Paya Holdings,
	Inc. – Class A1,2	874,001
9,435	Visa, Inc. –
	Class A	2,161,559
		11,683,531

Health Care Equipment
Manufacturing: 13.6%
10,490	STERIS PLC[2]	2,255,455
9,715	Stryker Corp.	2,692,027
5,740	Teleflex, Inc.	2,269,940
		7,217,422

Insurance Carriers &
Related Activities: 12.0%
33,975	eHealth, Inc.[1,2]	1,313,134
31,610	Palomar Holdings,
	Inc.[1,2]	2,838,578
22,665	The Progressive
	Corp.	2,183,546
		6,335,258

Mining: 2.2%
32,505	Freeport-
	McMoRan, Inc.	1,182,857

Professional, Scientific &
Technical Services: 2.6%
48,090	Ebix, Inc.[2]	1,384,030

Publishing Industries: 2.5%
66,435	Porch Group,
	Inc.[1,2]	1,328,700

Sporting & Recreation
Goods: 4.6%
4,900	Pool Corp.	2,422,070

Truck Transportation: 2.7%
7,990	J.B. Hunt Transport
	Services, Inc.	1,417,426

TOTAL COMMON STOCKS
(Cost $33,194,554)		47,633,296

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2021 (Continued)

Shares		Value
SHORT-TERM INVESTMENTS: 10.1%

Money Market Funds: 10.1%
5,334,704	Invesco
	Government &
	Agency
	Portfolio –
	Institutional
	Class, 0.026%[3]	$5,334,704

TOTAL SHORT-TERM
INVESTMENTS
(Cost $5,334,704)		5,334,704

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 26.3%

Private Funds: 26.3%
13,919,587	Mount Vernon
	Liquid Assets
	Portfolio,
	0.090%[3]	13,919,587

TOTAL INVESTMENTS
PURCHASED WITH CASH
PROCEEDS FROM
SECURITIES LENDING
(Cost $13,919,587)		13,919,587

TOTAL INVESTMENTS
IN SECURITIES: 126.4%
(Cost $52,448,845)		66,887,587
Liabilities in Excess
of Other Assets: (26.4)%		(13,961,417)
TOTAL NET
ASSETS: 100.0%		$52,926,170

[1]	Non-income producing security.
[2]	All or portion of this security is out on loan as of August 31, 2021. Total value of securities out on loan is $13,821,392 or 26.1% of net assets.
[3]	Annualized seven-day effective yield as of August 31, 2021.

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF ASSETS AND LIABILITIES at August 31, 2021

	Balanced Fund		Equity Fund
ASSETS
Investments in unaffiliated securities, at value[1]
(Cost $192,682,616 and $52,448,845, respectively)	$232,438,756		$66,887,587
Receivables:
Fund shares sold	2,555		273
Dividends and interest	446,619		35,595
Securities lending income, net	999		325
Prepaid expenses	18,024		16,645
Total assets	232,906,953		66,940,425

LIABILITIES
Payables:
Collateral received for securities loaned	28,682,857		13,919,587
Fund shares redeemed	47,420		—
Investment advisory fees	128,614		33,020
Fund administration fees	41,104		12,926
Audit fees	22,440		22,440
Transfer agent fees	14,119		5,759
Fund accounting fees	8,567		8,042
Trustee fees	3,673		2,428
Chief Compliance Officer fees	3,091		3,091
Custody fees	1,675		856
Other accrued expenses	11,587		6,106
Total liabilities	28,965,147		14,014,255
NET ASSETS	$203,941,806		$52,926,170

COMPONENTS OF NET ASSETS
Paid-in capital	$145,355,060		$34,680,565
Total distributable (accumulated) earnings (losses)	58,586,746		18,245,605
Net assets	$203,941,806		$52,926,170

[1] Includes loaned securities with a market value of	$28,787,009	[2]	$13,821,392

Net Assets	$203,941,806		$52,926,170
Shares (unlimited number of shares
authorized without par value)	7,631,136		3,375,598
Net assets value, offering, and redemption price per share	$26.72		$15.68

[2]
At August 31, 2021, the value of securities on loan was greater then the value of collateral held but in the normal daily market-to-market process a collateral increase was requested and received the next day.

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF OPERATIONS For the Year Ended August 31, 2021

	Balanced Fund	Equity Fund
INVESTMENT INCOME
Dividends (net of withholding tax of
$3,403 and $1,049, respectively)	$1,577,080	$429,648
Interest	1,142,371	1,511
Income from securities lending, net	41,688	13,083
Total investment income	2,761,139	444,242

EXPENSES
Investment advisory fees	1,506,763	373,665
Fund administration fees	162,129	52,837
Sub-transfer agent fees	107,012	9,805
Miscellaneous expense	38,029	13,747
Fund accounting fees	34,467	32,467
Transfer agent fees	23,506	20,124
Trustee fees	23,357	19,879
Registration fees	23,111	21,360
Audit fees	22,440	22,440
Reports to shareholders	17,739	5,704
Chief Compliance Officer fees	12,107	12,107
Custody fees	9,891	5,116
Legal fees	8,875	8,871
Insurance expense	3,509	3,106
Total expenses	1,992,935	601,228
Net investment income (loss)	768,204	(156,986)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	21,683,052	4,134,907
Change in net unrealized appreciation/depreciation
on investments	22,695,077	8,160,822
Net realized and unrealized gain (loss) on investments	44,378,129	12,295,729
Net increase (decrease) in net assets
resulting from operations	$45,146,333	$12,138,743

The accompanying notes are an integral part of these financial statements.

Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$768,204	$1,405,770
Net realized gain (loss) on investments	21,683,052	11,972,361
Change in net unrealized appreciation/depreciation
on investments	22,695,077	(8,362,369)
Net increase (decrease) in net assets
resulting from operations	45,146,333	5,015,762

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(11,807,778)	(1,629,240)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares[1]	(17,598,135)	(38,257,102)
Total increase (decrease) in net assets	15,740,420	(34,870,580)

NET ASSETS
Beginning of year	$188,201,386	$223,071,966
End of year	$203,941,806	$188,201,386

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Value	Shares	Value
Shares sold	225,361	$5,649,665	189,537	$4,209,243
Shares issued in
reinvestment of
distributions	479,002	11,601,436	68,010	1,591,442
Shares redeemed	(1,402,562)	(34,849,236)	(2,029,193)	(44,057,787)
Net increase (decrease)	(698,199)	$(17,598,135)	(1,771,646)	$(38,257,102)

The accompanying notes are an integral part of these financial statements.

Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(156,986)	$(112,173)
Net realized gain (loss) on investments	4,134,907	326,692
Change in net unrealized appreciation/depreciation
on investments	8,160,822	2,055,649
Net increase (decrease) in net assets
resulting from operations	12,138,743	2,270,168

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(361,151)	(73,863)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares[1]	(1,966,015)	1,140,645
Total increase (decrease) in net assets	9,811,577	3,336,950

NET ASSETS
Beginning of year	$43,114,593	$39,777,643
End of year	$52,926,170	$43,114,593

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Value	Shares	Value
Shares sold	137,819	$1,987,991	253,160	$2,889,706
Shares issued in
reinvestment of
distributions	25,340	358,820	5,830	73,283
Shares redeemed[2]	(299,390)	(4,312,826)	(156,532)	(1,822,344)
Net increase (decrease)	(136,231)	$(1,966,015)	102,458	$1,140,645

[2]	Net of redemption fees of $356 and $339, respectively.

The accompanying notes are an integral part of these financial statements.

Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$22.60	$22.08	$25.22	$21.40	$20.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.15	0.20	0.20	0.10
Net realized and unrealized
gain (loss) on investments	5.53	0.54	(1.95)	3.77	0.81
Total from
investment operations	5.63	0.69	(1.75)	3.97	0.91

LESS DISTRIBUTIONS:
From net
investment income	(0.16)	(0.17)	(0.24)	(0.15)	(0.18)
From net realized gain	(1.35)	—	(1.15)	—	—
Total distributions	(1.51)	(0.17)	(1.39)	(0.15)	(0.18)
Net asset value, end of year	$26.72	$22.60	$22.08	$25.22	$21.40

Total return	25.66%	3.06%	(6.20)%	18.67%	4.45%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$203.9	$188.2	$223.1	$299.6	$295.2

Portfolio turnover rate	28%	22%	21%	23%	18%

RATIOS:
Expenses to average net assets	0.99%	0.98%	0.98%	0.96%	0.93%
Net investment gain (loss)
to average net assets	0.38%	0.69%	0.89%	0.85%	0.50%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$12.28	$11.67	$12.89	$10.43	$10.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.05)	(0.03)	0.02	0.01	(0.04)
Net realized and unrealized
gain (loss) on investments	3.55	0.66	(1.21)	2.45	0.19
Total from
investment operations	3.50	0.63	(1.19)	2.46	0.15
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]

LESS DISTRIBUTIONS:
From net
investment income	—	(0.02)	—	—	(0.01)
From net realized gain	(0.10)	—	(0.03)	—	—
Total distributions	(0.10)	(0.02)	(0.03)	—	(0.01)
Net asset value, end of year	$15.68	$12.28	$11.67	$12.89	$10.43

Total return	28.63%	5.41%	(9.16)%	23.59%	1.47%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$52.9	$43.1	$39.8	$42.1	$36.5

Portfolio turnover rate	26%	35%	36%	24%	25%

RATIOS:
Expenses to average net assets	1.21%	1.22%	1.23%	1.22%	1.24%
Net investment gain (loss)
to average net assets	(0.32)%	(0.28)%	0.19%	0.07%	(0.41)%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2021

NOTE 1 – ORGANIZATION

The Balanced Fund and the Equity Fund (the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Balanced Fund commenced operations on September 30, 1999. The Equity Fund commenced operations on May 31, 2013.

The investment objective of the Balanced Fund is to seek long-term capital growth consistent with preservation of capital and balanced by current income. The investment objective of the Equity Fund is to achieve long-term growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean prices supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2021 (Continued)

as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including,  for example, the type of security,  whether the security is new and not yet

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2021 (Continued)

established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market,  the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2021. See the Schedules of Investments for industry breakouts.

Balanced Fund
	Investments
	Measured at
	Net Asset Value	Level 1	Level 2	Level 3	Total
Common
Stocks	$—	$150,028,137	$—	$—	$150,028,137
Preferred
Stocks	—	3,132,830	—	—	3,132,830
Corporate
Bonds	—	—	37,085,351	—	37,085,351
Short-Term
Investments	—	13,509,581	—	—	13,509,581
Investments
Purchased
with Cash
Proceeds from
Securities
Lending[1]	28,682,857	—	—	—	28,682,857
Total
Investments
in Securities	$28,682,857	$166,670,548	$37,085,351	$—	$232,438,756

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2021 (Continued)

Equity Fund

	Investments
	Measured at
	Net Asset Value	Level 1	Level 2	Level 3	Total
Common
Stocks	$—	$47,633,296	$—	$—	$47,633,296
Short-Term
Investments	—	5,334,704	—	—	5,334,704
Investments
Purchased
with Cash
Proceeds from
Securities
Lending[1]	13,919,587	—	—	—	13,919,587
Total
Investments
in Securities	$13,919,587	$52,968,000	$—	$—	$66,887,587

[1]	Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy.

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare dividends in each calendar year of at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. As of August 31, 2021, the Funds had no capital loss carryovers available for federal income tax purposes.

As of August 31, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify major tax jurisdiction as U.S. Federal and the Commonwealth of

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2021 (Continued)

Massachusetts. As of August 31, 2021, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income and securities lending income are recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at thedate of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price  per share for each Fund is equal to each Fund’s NAV per share. The Equity Fund charges a 2.00% redemption fee on shares held less than 60 calendar days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Equity Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2021 (Continued)

G.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program (the “program”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences by reclassified between financial and tax reporting. These reclassifications have no effect on net asset or net asset value per share. For the year ended August 31, 2021, the following adjustments were made[1]:

	Balanced Fund	Equity Fund
Distributable earnings	$—	$122,493
Paid-in capital	—	(122,493)

[1]	These differences are primarily due to net operating loss.

J.
Recently Issued Accounting Pronouncements. In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are currently evaluating the impact, if any, of applying this provision.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2021 (Continued)

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These regulatory changes may limit the Funds’ ability to pursue their principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles they believe are most desirable. The Funds are currently assessing the potential impact of the new rule on the Funds’ financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. The Funds are currently evaluating the impact, if any, of applying this provision.

K.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

At a Board meeting held on August 17, 2021, the Board accepted the resignation of Elaine E. Richards as President and Principal Executive Officer of the Trust effective August 31, 2021. At that Board meeting, the Board appointed Jason Hadler to serve as President and Principal Executive Officer of the Trust effective September 1, 2021.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The St. Denis J. Villere & Co., LLC (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”) for each Fund. Under each Advisory Agreement,

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2021 (Continued)

the Adviser furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% for the Balanced Fund and Equity Fund based upon the average daily net assets of each Fund. For the year ended August 31, 2021, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (“Expense Caps”) to 0.99% and 1.25% of each Fund’s average daily net assets for the Balanced Fund and Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Funds, upon sixty days written notice to the Adviser. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. The Funds must pay their current ordinary operating expenses before the Adviser  is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement. Each of the Funds operated at or below the current Expense Caps. Accordingly, for the year ended August 31, 2021, the Adviser did not waive any fees or reimburse expenses. Any amount due from the Adviser is paid monthly to the Funds, if applicable.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains  the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by each Fund to Fund Services for these services for the year ended August 31, 2021 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. U.S. Bank N.A. is an affiliate of Fund Services.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2021 (Continued)

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board. For the year ended August 31, 2021, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the securities in each of its portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors, including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of August 31, 2021, the Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by U.S.  Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of August 31, 2021, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

	Market Value of	Payable on
	Securities on Loan	Collateral Received
Balanced Fund[1]	$28,787,009	$28,682,857
Equity Fund	13,821,392	13,919,587

[1]
At August 31, 2021, the value of securities on loan was greater then the value of collateral held but in the normal daily market-to-market process a collateral increase was requested and received the next day.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2021 (Continued)

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio. Prior to October 21, 2020, the collateral was invested in the First American Government Obligations Fund – Class Z. The Schedules of Investments for  the Funds include the particular cash collateral holding as of August 31, 2021. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The net fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Statements of Operations.

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2021, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments were as follows:

	Purchases	Sales/Maturities
Balanced Fund	$48,281,192	$73,480,854
Equity Fund	11,187,538	11,455,085

For the year ended August 31, 2021, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2021 and the year ended August 31, 2020 for the Funds were as follows:

Balanced Fund
	August 31, 2021	August 31, 2020
Distributions paid from:
Ordinary income	$1,224,137	$1,629,240
Long-term capital gain	10,583,641	—
	$11,807,778	$1,629,240

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2021 (Continued)

Equity Fund
	August 31, 2021	August 31, 2020
Distributions paid from:
Ordinary income	$—	$73,863
Long-term capital gain	361,151	—
	$361,151	$73,863

 As of August 31, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

Balanced Fund

Cost of investments	$192,682,616
Gross tax unrealized appreciation	49,760,134
Gross tax unrealized depreciation	(10,003,994)
Net tax unrealized appreciation (depreciation)	39,756,140
Undistributed ordinary income	604,576
Undistributed long-term capital gain	18,226,030
Total distributable earnings	18,830,606
Other distributable (accumulated) earnings (losses)	—
Other distributable (accumulated) earnings (losses)	$58,586,746

Equity Fund

Cost of investments	$52,448,845
Gross tax unrealized appreciation	17,254,957
Gross tax unrealized depreciation	(2,816,215)
Net tax unrealized appreciation (depreciation)	14,438,742
Undistributed ordinary income	—
Undistributed long-term capital gain	3,916,787
Total distributable earnings	3,916,787
Other distributable (accumulated) earnings (losses)	(109,924)
Other distributable (accumulated) earnings (losses)	$18,245,605

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2021 (Continued)

Under tax law, net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. As of August 31, 2021, the Funds deferred, on a tax basis, qualified late year losses, consisting of the following:

	Post-October	Ordinary Late
	Losses	Year Losses
Balanced Fund	$—	$—
Equity Fund	—	109,924

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the year ended August 31, 2021 is disclosed in the Statements of Operations, if applicable. Credit facility activity for the year ended August 31, 2021 was as follows:

	Balanced Fund	Equity Fund
Maximum available credit	$25,000,000	$2,500,000
Largest amount outstanding
on an individual day	—	—
Average daily loan outstanding	—	—
Credit facility outstanding as
of August 31, 2021	—	—
Average interest rate when in use	—	—

NOTE 8 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. Please refer to the Funds’ prospectus for information regarding the Funds’ principal risks.

Villere Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Villere Balanced Fund and Villere Equity Fund and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Villere Balanced Fund and Villere Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedule of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose    of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 29, 2021

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended August 31, 2021 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/21 – 8/31/21).

Actual Expenses

The Actual line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Equity Fund. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical line of the following tables include information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended August 31, 2021 (Unaudited) (Continued)

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/21	Value 8/31/21	3/1/21 – 8/31/21[1]
Actual	$1,000.00	$1,065.80	$5.21
Hypothetical (5% return
before expenses)	1,000.00	1,020.16	5.09

[1]
Expenses are equal to the Balanced Fund’s annualized expense ratio for the most recent six-month period of 1.00% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Equity Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/21	Value 8/31/21	3/1/21 – 8/31/21[2]
Actual	$1,000.00	$1,059.50	$6.23
Hypothetical (5% return
before expenses)	1,000.00	1,019.16	6.11

[2]
Expenses are equal to the Balanced Fund’s annualized expense ratio for the most recent six-month period of 1.20% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on August 17-18, 20211, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and St. Denis J. Villere & Company, LLC (the “Adviser”) for each of the Villere Balanced Fund and the Villere Equity Fund (each, a “Fund” and together, the “Funds”).  At this meeting and at a prior meeting held on June 17, 2021, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, business continuity plan, and risk management process. Additionally, the Board considered how the Adviser’s business continuity plan has operated during the COVID-19 pandemic.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser by video conference to discuss fund performance and investment outlook, as well as, various marketing and

____________
1
Although the Investment Company Act requires that approval of the continuance of the Advisory Agreement be approved by the in-person vote of a majority of the Independent Trustees, the August 17-18, 2021 meeting was held virtually in reliance on an order issued by the Securities and Exchange Commission, which provided temporary relief from the in-person meeting requirements in response to the COVID-19 pandemic.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Adviser’s similarly managed accounts, all for periods ended March 31, 2021.  The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review (the “Cohort”).  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe. When reviewing the Funds’ performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Funds and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

For the Villere Balanced Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year and five-year periods.  The Board also noted that the Fund underperformed the average of its Cohort for the one-year, three-year and five-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it outperformed for the one-year period and underperformed for the three-year and five-year periods.  The Board further considered that the Fund underperformed the Adviser’s balanced composite for the one-year, three-year, five-year periods, noting that such differences were not material.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

For the Villere Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year, and five-year periods.  The Board also noted that the Fund underperformed the average of its Cohort for the one-year, three-year and five-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year, and five-year periods.  The Board further considered the Fund’s underperformance compared to the Adviser’s equity composite for the one-year, three-year and five-year periods, noting that such differences were not material.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Villere Balanced Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.99% for the Fund (the “Expense Cap”), but was currently operating below this level. The Board noted that the Fund’s advisory fee was above the peer group median and average.  The Board noted that the net expense ratio was higher than its peer group median and average.  The Board noted that the net expense ratio was lower than the average of its Cohort.  The Board noted that the fees charged to other similarly managed account clients were higher than, equal to or lower than the fees charged to the Villere Balanced Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Villere Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.25% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee was at its peer group median and slightly above its peer group average.  The Board noted that the net expense ratio was higher than the peer group median and average. The Board noted that the net expense ratio was lower than the average of its Cohort.  The Board noted that the fees charged to other similarly managed

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

account clients were higher than, equal to or lower than the fees charged to the Villere Equity Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board also noted that each Fund’s annual expense ratio is currently below its respective Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered that there were no additional material benefits derived by the Adviser from its relationship with the Funds.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate financial resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Villere Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted a  liquidity risk management program (the “program”). The Board has designated the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Adviser.

Under the program, the Adviser manages the Funds’ liquidity risk, which  is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds’  investments, limiting the amount of the Funds’ illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. The Adviser’s process  of determining the degree of liquidity of the Funds’ investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Adviser regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events  impacting  the Funds were noted in the report. In addition, the Adviser provided its assessment that the program had been effective in managing the Funds’ liquidity risk.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years, and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Position	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust[1]	Served	Past Five Years	by Trustees	5 Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Retired; Chair of the	2	Independent
(born 1955)		Term;	Governing Council,		Director,
c/o U.S. Bank Global		Since	Independent Directors		Muzinich
Fund Services		November	Council (since 2020);		BDC, Inc.
2020 E. Financial Way		2018.	formerly, President,		(2019 to
Suite 100			owner of a registered		present);
Glendora, CA 91741			investment adviser,		Independent
			Productive Capital		Trustee for
			Management, Inc.		the William
			(2010 to 2013);		Blair Funds
			formerly, Chief		(2013 to
			Administrative Officer,		present)
			Senior Vice President		(21 series).
and Senior Managing
Director of Allegiant
Asset Management
Company (merged
with PNC Capital
Advisors, LLC in
2009) ; formerly, Chief
Administrative Officer,
Chief Compliance
Officer and Senior Vice
President of PNC Funds
and PNC Advantage
Funds (f/k/a Allegiant
Funds) (registered
investment companies).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Position	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust[1]	Served	Past Five Years	by Trustees	5 Years

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	Trustee,
(born 1939)		Term;	formerly, Chief		The Dana
c/o U.S. Bank Global		Since	Executive Officer,		Foundation.
Fund Services		May	Rockefeller Trust Co.,
2020 E. Financial Way		1991.	(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon,
Inc. (international consumer
products conglomerate).

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Independent
(born 1973)		Term;	Officer, Tidal ETF		Director,
c/o U.S. Bank Global		Since	Services LLC		Muzinich
Fund Services		September	(2018 to present);		BDC, Inc.
2020 E. Financial Way		2011.	formerly, Chief		(2019 to
Suite 100	Chair-	Indefinite	Operating Officer,		present);
Glendora, CA 91741	person	Term;	Direxion Funds		Interested
		Since	(2013 to 2018);		Trustee,
		August	formerly, Senior		Tidal ETF
		2019.	Vice President and		Trust (2018
			Chief Financial Officer		to Present)
			(and other positions),		(27 series);
			U.S. Bancorp Fund		Former
			Services, LLC		Interested
			(1997 to 2013).		Trustee,
Direxion
Funds
(22 series),
Direxion
Shares ETF
Trust
(112 series)
and Direxion
Insurance
Trust (2013
to 2018).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Position	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust[1]	Served	Past Five Years	by Trustees	5 Years

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bank Global		Since	Investor Data
Fund Services		May	Services, Inc.
2020 E. Financial Way		1991.	(investment related
Suite 100			computer software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly,	2	Independent
(born 1950)		Term;	Executive Vice		Director,
c/o U.S. Bank Global		Since	President, Investment		Muzinich
Fund Services		May	Company Administration,		BDC, Inc.
2020 E. Financial Way		1991.	LLC (mutual fund		(2019 to
Suite 100			administrator).		present);
Glendora, CA 91741					Independent
Trustee,
AMG Funds
(1993 to
present)
(49 series);
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Position	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust[1]	Served	Past Five Years	by Trustees	5 Years
Ashi S. Parikh	Trustee	Indefinite	Investment professional;	2	Board of
(born 1966)		Term;	formerly, Chief		Directors
c/o U.S. Bank Global		Since	Executive and Chief		Member,
Fund Services		June	Investment Officer and		Investment
2020 E. Financial Way		2020.	various other positions,		Working
Suite 100			RidgeWorth Investments,		Group, The
Glendora, CA 91741			LLC (global investment		Ohio State
			management firm) (2006		University
			to 2017); formerly, Chief		Endowments
			Investment Officer		and
			Institutional Growth		Foundation
			Equities, Eagle Asset		(2016 to
			Management (financial		present);
			advisor); formerly Sr.		Board of
			Managing Director,		Directors,
			Growth Equities, Banc		World
			One Investment Advisors		Methodist
			(financial advisor).		Council,
Investment
Committee
(2018 to
present).
Independent
Trustee,
PNC Funds
(2018 to
2019)
(32 series);
Interested
Trustee,
RidgeWorth
Funds (2014
to 2017)
(35 series).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Position	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust[1]	Served	Past Five Years	by Trustees	5 Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		March	Services since
2020 E. Financial Way		2013.	July 2007.
Suite 100
Glendora, CA 91741

Carl G. Gee, J.D.	Secretary	Indefinite	Assistant Vice	Not	Not
(born 1990)	& Vice	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Bank Global Fund
Fund Services		February	Services since
615 East Michigan St.		2021.	August 2016;
Milwaukee, WI 53202			Summer Associate,
Husch Blackwell LLP
(2015); Law Clerk,
Brady Corporation
(global printing
systems, labels and
safety products
company) (2014-2015).

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Fund Services
Fund Services		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Position	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust[1]	Served	Past Five Years	by Trustees	5 Years

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2017.	October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	Since	Compliance Officer,
Fund Services	Anti-	July	U.S. Bank Global
615 East Michigan St.	Money	2011.	Fund Services
Milwaukee, WI 53202	Laundering		since August 2004.
Officer
Vice
President

[1]	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Villere Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Balanced Fund	100.00%
Equity Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2021 was as follows:

Balanced Fund	100.00%
Equity Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Balanced Fund	0.00%
Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling 866.209.1129 or by accessing the Funds’ web site at www.villere.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 866.209.1129. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

Villere Funds

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.villere.com. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling 866.209.1129.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds’ transfer agent at 866.209.1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request. In addition, see the Important Notice on the cover page for changes to the distribution of the annual and semi-annual reports effective January 1, 2021.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 866.209.1129. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.villere.com.

(This Page Intentionally Left Blank.)

Villere Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester, LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

Villere Equity Fund
Symbol – VLEQX
CUSIP – 74316J391

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis, Steven J. Paggioli, and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Villere Balanced Fund

	FYE 8/31/2021	FYE 8/31/2020
Audit Fees	$19,800	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Villere Equity Fund

	FYE 8/31/2021	FYE 8/31/2020
Audit Fees	$19,800	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years:

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Professionally Managed Portfolios

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    November 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    November 4, 2021

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    November 4, 2021

* Print the name and title of each signing officer under his or her signature.